UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard, Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on February 27, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Plug Power Inc. (the “Company”) approved an executive compensation program (the “Program”) pursuant to which eligible executives may elect to receive a portion of his or her earned base salary and annual cash incentive bonus for the fiscal year ending December 31, 2025 (the “2025 Compensation”) in shares of the Company’s common stock to be issued under the Company’s 2021 Stock Option and Incentive Plan, as amended. The Program permits eligible executives to make an one-time irrevocable election to receive 25%, 50% or 75% of their 2025 Compensation in shares of the Company’s common stock.

The shares to be issued under the Program with respect to the base salary portion of the 2025 Compensation (the “Base Salary Elected Compensation”) will be issued on the last trading day of each calendar month of 2025 and the number of shares to be issued under the Program on each such date will be determined by dividing the Base Salary Elected Compensation that would have otherwise been paid in cash with respect to such month, by the trailing average 30-day closing price of the Company’s common stock on The NASDAQ Capital Market on such date, rounded up to the nearest whole share.

The shares to be issued under the Program with respect to the annual cash incentive bonus portion of the 2025 Compensation (the “Bonus Elected Compensation”) will be issued on the date that the annual cash bonus for fiscal year 2025 (if any) is paid to an eligible executive (but in no event later than March 15, 2026) and the number of shares to be issued under the Program on such date will be determined by dividing the Bonus Elected Compensation that would have otherwise been paid in cash on such date, by the trailing average 30-day closing price of the Company’s common stock on The NASDAQ Capital Market on such date, rounded up to the nearest whole share.

The Program is designed to comply with the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 16b-3 of the Exchange Act. Once an election is made, it runs for the full year 2025 and is irrevocable, and participation levels may not be changed after the close of the enrollment period.  All shares of common stock issued under the Program will be fully vested upon issuance.

The enrollment period for the executive compensation program recently concluded, and Andrew Marsh elected to have 50% of his 2025 Compensation paid in shares of the Company’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: March 20, 2025	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer